Exhibit 99.1 Barclays TX Bank Day Investor Conference June 2018 David Brooks, Chairman, CEO and President Michelle Hickox, EVP and CFO

Safe Harbor Statement From time to time, our comments and releases may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements can be identified by words such as “believes,” “anticipates,” “expects,” “forecast,” “guidance,” “intends,” “targeted,” “continue,” “remain,” “should,” “may,” “plans,” “estimates,” “will,” “will continue,” “will remain,” variations on such words or phrases, or similar references to future occurrences or events in future periods; however, such words are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, and other financial items; (ii) statements of plans, objectives, and expectations of Independent Bank Group or its management or Board of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Forward-looking statements are based on Independent Bank Group’s current expectations and assumptions regarding its business, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Independent Bank Group’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Many possible events or factors could affect our future financial results and performance and could cause such results or performance to differ materially from those expressed in forward looking statements. These factors include, but are not limited to, the following: (1) The Company’s ability to sustain its current internal growth rate and total growth rate; (2) changes in geopolitical, business and economic events, occurrences and conditions, including changes in rates of inflation or deflation, nationally, regionally and in the Company’s target markets, particularly in Texas and Colorado; (3) worsening business and economic conditions nationally, regionally and in the Company’s target markets, particularly in Texas and Colorado, and the geographic areas in those states in which the Company operates; (4) the Company’s dependence on its management team and its ability to attract, motivate and retain qualified personnel; (5) the concentration of the Company’s business within its geographic areas of operation in Texas and Colorado; (6) changes in asset quality, including increases in default rates and loans and higher levels of nonperforming loans and loan charge-offs; (7) concentration of the loan portfolio of Independent Bank, before and after the completion of acquisitions of financial institutions, in commercial and residential real estate loans and changes in the prices, values and sales volumes of commercial and residential real estate; (8) the ability of Independent Bank to make loans with acceptable net interest margins and levels of risk of repayment and to otherwise invest in assets at acceptable yields and presenting acceptable investment risks; (9) inaccuracy of the assumptions and estimates that the managements of Independent Bank and the financial institutions that it acquires make in establishing reserves for probable loan losses and other estimates; (10) lack of liquidity, including as a result of a reduction in the amount of sources of liquidity, that the Company currently has; (11) material increases or decreases in the amount of deposits held by Independent Bank or other financial institutions that the Company acquires and the cost of those deposits; (12) the Company’s access to the debt and equity markets and the overall cost of funding its operations; (13) regulatory requirements to maintain minimum capital levels or maintenance of capital at levels sufficient to support the Company’s anticipated growth; (14) changes in market interest rates that affect the pricing of the loans and deposits of each of Independent Bank and the financial institutions that the Company acquires and the net interest income of each of Independent Bank and the financial institutions that the Company acquires; (15) fluctuations in the market value and liquidity of the securities the Company holds for sale, including as a result of changes in market interest rates; (16) effects of competition from a wide variety of local, regional, national and other providers of financial, investment and insurance services; (17) the institution and outcome of, and costs associated with, litigation and other legal proceedings against one of more of the Company, Independent Bank and financial institutions that the Company acquires or to which any of such entities is subject; (18) the occurrence of market conditions adversely affecting the financial industry generally; (19) the impact of recent and future legislative and regulatory changes, including changes in banking, securities and tax laws and regulations and their application by the Company’s regulators, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, specifically the Dodd-Frank Act stress testing requirements as the Company approaches $10 billion in total assets, and changes in federal government policies; (20) changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Financial Accounting Standards Board, the SEC and the Public Company Accounting Oversight Board, or PCAOB, as the case may be; (21) governmental monetary and fiscal policies; (22) changes in the scope and cost of FDIC insurance and other coverage; (23) the effects of war or other conflicts, acts of terrorism (including cyber attacks) or other catastrophic events, including storms, droughts, tornadoes, hurricanes and flooding, that may affect general economic conditions; (24) the Company’s actual cost savings resulting from previous or future acquisitions are less than expected, it is unable to realize those cost savings as soon as expected, or it incurs additional or unexpected costs; (25) the Company’s revenues after previous or future acquisitions are less than expected; (26) the liquidity of, and changes in the amounts and sources of liquidity available to, us, before and after the acquisition of any financial institutions that the Company acquires; (27) deposit attrition, operating costs, customer loss and business disruption before and after the Company’s completed acquisitions, including, without limitation, difficulties in maintaining relationships with employees, may be greater than the Company expected; (28) the effects of the combination of the operations of financial institutions that the Company acquired in the recent past or may acquire in the future with the Company’s operations and the operations of Independent Bank, the effects of the integration of such operations being unsuccessful, and the effects of such integration being more difficult, time-consuming or costly than expected or not yielding the cost savings that the Company expects; (29) the impact of investments that the Company or Independent Bank may have made or may make and the changes in the value of those investments; (30) the quality of the assets of financial institutions and companies that the Company has acquired in the recent past or may acquire in the future being different than the Company determined or determine in its due diligence investigation in connection with the acquisition of such financial institutions and any inadequacy of loan loss reserves relating to, and exposure to unrecoverable losses on, loans acquired; (31) the Company’s ability to continue to identify acquisition targets and successfully acquire desirable financial institutions to sustain its growth, to expand its presence in its markets and to enter new markets; (32) technology-related changes are harder to make or are more expensive than expected; (33) attacks on the security of, and breaches of, the Company or Independent Bank’s digital information systems, the costs the Company or Independent Bank incur to provide security against such attacks and any costs and liability the Company or Independent Bank incurs in connection with any breach of those systems; (34) the potential impact of technology and “FinTech” entities on the banking industry generally, and (35) our success at managing the risks involved in the foregoing items; and (36) the other factors that are described in the Company’s Annual Report on Form 10-K filed on February 27, 2018, under the heading “Risk Factors”, and other reports and statements filed by the Company with the SEC. Any forward-looking statement made by the Company in this release speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. 2

Company Snapshot Overview Branch Map as of March 31, 2018 DFW Metropolitan Greater Austin • Headquartered in McKinney, Texas • 100+ years of operating history • 74 banking offices • Dallas-Fort Worth metropolitan area • Greater Austin area • Houston metropolitan area • Colorado Front Range area • Acquired seven financial institutions, adding $5.7 billion in assets, since IPO in 2013, including Integrity Bancshares, which closed June 1, 2018 • Eighth largest bank by deposits headquartered in Texas Financial Highlights as of and for the Quarter Ended March 31, 2018 (3) Balance Sheet Highlights ($ in millions) Total Assets $ 8,811 Houston Metropolitan Colorado Total Loans Held for Investment 6,652 Total Deposits 6,795 Equity 1,355 Asset Quality Nonperforming Asset Ratio 0.23% Nonperforming Loans to Total Loans Held for Investment (1) 0.23 Net Charge-off Ratio (annualized) 0.01 Capital Ratios Tier 1 Risk Based 10.00% Total Risk Based 12.48 Tangible Common Equity to Tangible Assets (2) 8.49 Profitability Net Income $ 29.0 Adjusted Net Interest Margin (2) 3.96% Adjusted Efficiency Ratio (2) 51.40 Adjusted Return on Average Assets (2) 1.37 (1) Excludes mortgage warehouse purchase loans (2) Non-GAAP financial measure. See Appendix for reconciliation. 3 (3) Excludes financial information for Integrity Bancshares which was acquired on June 1, 2018

First Quarter Key Highlights • Adjusted (non-GAAP) net income was $29.2 million, or $1.03 per diluted share, compared to $25.3 million, or $0.90 per diluted share, for fourth quarter 2017 • Strong organic loan growth of 14.0% for the quarter (annualized) of loans held for investment • Continued strong credit quality metrics • Adjusted (non-GAAP) return on average assets increased to 1.37%, from fourth quarter 2017 of 1.15% • Positive increase in net interest margin to 4.00%, up from 3.97% for fourth quarter 2017 4

First Quarter Selected Financial Data ($ in thousands except per share data) As of and for the Quarter Ended Linked Quarter Balance Sheet Data March 31, 2018 December 31, 2017 March 31, 2017 Change Annual Change Total assets $ 8,811,014 $ 8,684,463 $ 6,022,614 1.5% 46.3% Loans held for investment (gross, excluding mortgage warehouse purchase loans) 6,527,681 6,309,549 4,702,511 3.5 38.8 Mortgage warehouse purchase loans 124,700 164,694 — (24.3) 100.0 Total deposits 6,794,660 6,632,822 4,722,203 2.4 43.9 Total borrowings (excluding junior subordinated debentures) 617,636 667,578 568,115 (7.5) 8.7 Total stockholders' equity 1,354,699 1,336,018 688,469 1.4 96.8 Earnings and Profitability Data Net interest income $ 73,967 $ 75,254 $ 47,867 (1.7)% 54.5% Net interest margin 4.00% 3.97% 3.67% 0.8 9.0 Non-interest income $ 9,455 $ 13,579 $ 4,583 (30.4) 106.3 Non-interest expense 44,958 49,553 28,028 (9.3) 60.4 Net income (1) 28,964 19,193 15,671 50.9 84.8 Basic EPS 1.02 0.69 0.83 47.8 22.9 Diluted EPS 1.02 0.68 0.82 50.0 24.4 Adjusted net interest margin (2) 3.96% 3.84% 3.66% 3.1 8.2 Adjusted net income (2) $ 29,231 $ 25,313 $ 15,990 15.5 82.8 Adjusted basic EPS (2) 1.03 0.91 0.85 13.2 21.2 Adjusted diluted EPS (2) 1.03 0.90 0.84 14.4 22.6 Return on average assets 1.35% 0.87% 1.08% 55.2 25.0 Adjusted return on average assets (2) 1.37 1.15 1.10 19.1 24.5 (1) The reduction of the corporate U.S. statutory tax rate to 21% from 35% as a result of the Tax Cuts and Jobs Act (TCJA) was effective January 1, 2018. The quarter ended December 31, 2017, includes a $5,528 charge to remeasure deferred taxes as a result of the enactment of the tax reform. (2) See Appendix for non-GAAP reconciliation 5

Among Strongest Economies in USA Texas • Texas ranks #3 for Fortune 500 companies with 50 companies headquartered in Texas (2017) • Forbes list Texas #2 as best state for business and #1 in economic climate (2017) • Second fastest economic growth • Headquarters to 100 of the1,000 largest public and private companies in the United States • Population - 28.7 million, 2nd largest State (2018) • Third fastest-growing state with a growth rate of 1.80% in 2018 • Projected household income growth of 9.51% through 2023 versus 8.86% for the Nation (2017) • Texas unemployment rate of 4.0% which is more favorable than the United States at 4.1% (March 2018) • Home to six top universities and eleven professional sports teams • U.S. News ranks four of the major metro areas in their top 30 in the 100 Best Places to Live in the USA 2018 (#1) Austin (#14) San Antonio (#18) Dallas-Fort Worth (#26) Houston • Three out of four of Texas’ major metro areas were ranked in the top 15 on Forbes’ The Best Cities For Jobs 2017. (Forbes, May, 2017) (#1) Dallas (#7) Austin (#12) San Antonio Colorado • Forbes list Colorado #8 as best state for business and #3 in economic climate (2017) • Colorado is expected to have the second fastest job growth over the next five years per EMSI data. • Population - 5.7 million, 21st largest State (2018) • Second fastest-growing state with a growth rate of 1.85% in 2018 • Projected household income growth of 9.54% through 2021 versus 8.86% for the Nation (2017) • Colorado unemployment rate of 3.0% which is more favorable to United States at 4.1% (March 2018) • Home to six top universities and five professional sports teams • U.S. News ranks two of the major metro areas in their top 30 in the 100 Best Places to Live in the USA 2018 (#2) Colorado Springs (#3) Denver • Colorado consistently ranks among the top five states for business • High levels of education are a key factor in the booming growth of the area's economy and workforce. • Denver was ranked #11 in the top 15 on Forbes’ The Best Cities For Jobs 2017. (Forbes, May, 2017) Source: S&P Global Market Intelligence, Forbes, World Population Review, Texas Wide Open Spaces, U.S. Census Bureau, Bureau of Labor Statistics, Dallas Office of Economic Development, Dallas Chamber of Commerce, Austin Chamber of Commerce, Greater Houston Partnership, Denver.org., Choose Colorado, Select Georgia, Denver Post, U.S. News 6

Market Highlights DFW Metroplex/North Texas Region IBTX operates in five of the top twenty The Best Places For Business And Careers (Forbes.com, 2017 Ranking) • The seventh largest MSA in the United States (2017) • 26% of total state population (#4) Denver • Ranked 7th in Strongest U.S. MSA (2018) (#8) Austin • 656 locally-headquartered companies with 1,000+ employees (#10) Dallas Austin/Central Texas Region (#17) Fort Collins • Austin is the 11th largest city in the United States (#18) Colorado Springs • Fastest Growing MSA among top 50 MSAs in U.S. (2018) Metropolitan Statistical Area IBTX # of Total st Market IBTX Population (1) • Ranked 1 in Strongest U.S. MSA (2018) Rank Branches • Headquarters to several public high tech companies 2017 2017 Houston Region Dallas-Fort Worth-Arlington, TX 12 38 7,418,556 • The fourth largest MSA in the United States (2017) Houston-The Woodlands-Sugar Land, 23 10 6,980,780 • 24% of total state population TX • 4th largest city in the United States and the largest in Austin-Round Rock, TX 11 6 2,130,664 Texas (2017) Sherman-Denison, TX 3 6 129,797 Denver Waco, TX 11 2 270,857 • 21st most populous city in the United States Colorado Springs, CO 11 4 729,498 • Ranked 10th in Strongest U.S. MSA (2018) Denver-Aurora-Lakewood, CO 44 2 2,933,089 • Annual population growth of 1.9% per year since 2010 Greeley, CO 21 1 304,882 Colorado Springs Fort Collins, CO 22 1 350,005 • Home to the largest Military base in Colorado nd Total 70 21,248,128 • 2 largest city in Colorado Greeley • Annual population growth of 2.1% per year since 2010 Fort Collins • The 4th largest city in Colorado • Ranked 8th in Best Cities for Job Growth (2017) • Fort Collins is the 4th largest city in Colorado Source: S&P Global Market Intelligence, World Population Review, Forbes, Dallas.org, U.S. Census Bureau, Bureau of Labor Statistics, Dallas Office of Economic Development, Dallas Chamber of Commerce, Austin Chamber of Commerce, Greater Houston Partnership, Denver.org., Choose Colorado, Select Georgia, Denver Post, U.S. News, Dallas news, Houston .org, Policom Corporation, 7 newgeography.com (1) Population data from S&P Global Market Intelligence as of June 2017

History of Growth – Total Assets Guaranty Bancorp Total Assets - $3,722M (Dollars in Millions) Integrity Bancshares (1) Total Assets - $761M $15,000 Organic CAGR of ~21% since 2011 Total CAGR of ~46% since 2011(1) $13,294 $12,000 Carlile Bancshares $3,722 Live Oak Financial Total Assets - $2,193M Total Assets - $122M BOH Holdings Total Assets - $1,040M $9,000 $8,684 $761 I Bank Holding Company Houston City Bancshares Grand Bank Total Assets - $329M Total Assets - $158M Total Assets - $592M $2,193 Community Group Total Assets - $105M $5,853 $6,000 $5,055 Collin Bank $4,133 $592 Total Assets - $173M $1,491 $3,000 $2,164 $1,740 $173 $262 $0 2012 2013 2014 2015 2016 2017 3/31/18 IBTX IPO: 4/3/2013 Annual Acquired Assets Pending Acquisitions Note: Acquired assets excludes impact of purchase accounting (1) CAGR basis of $1.254 billion as of December 31, 2011 8 Source: S&P Global Market Intelligence

IBTX Demonstrated Growth Interest Income, Net Interest Income and NIM Earnings Per Share and Adjusted Earnings Per Share Trends (diluted) 1) The reduction of the corporate U.S. statutory tax rate of 21% from 35% as a result of TCJA was effective January 1, 2018. The quarter ended December 31, 2017, includes a $5,528 charge to remeasure deferred taxes as a result of the enactment of the tax reform. 9 (2) See Appendix for non-GAAP reconciliation

Adjusted Efficiency Ratio Trends (1) ($ in thousands) (1) See Appendix for non-GAAP reconciliation 10

Deposit Mix and Pricing Deposit Mix as of March 31, 2018 Deposit Growth versus Average Rate ($ in millions) 2018 YTD Average Rate for Interest-bearing deposits: 0.82% (1) Average rate for total deposits 11

Loan Portfolio Composition Loan Composition at 03/31/2018 CRE Loan Composition at 03/31/2018 Loans by Region at 03/31/2018 2018 YTD adjusted loan yield: 5.11% (1) (1) Non-GAAP financial measure. Excludes $739 of income recognized on acquired loans. 12

Commercial Real Estate (CRE) and Construction and Development (C&D) CRE and C&D Concentrations at 03/31/2018 Retail CRE and C&D Composition at 03/31/2018 Loans > $500 thousand • 611 Retail Loans • 38 Loans > $5MM • 1.89 AVG DSCR (1) • 58% AVG LTV (1) (1) Loans greater than $500 thousand 13

Energy Lending Outstanding Balances and Related Reserves (in millions) 14

Historically Strong Credit Culture NPLs / Loans NCOs / Average Loans Note: Financial data as of and for quarter ended December 31, 2017 for peer data and March 31, 2018 for IBTX. Interim charge-off data annualized. 15 Source: U.S. and Texas Commercial Bank numbers from S&P Global Market Intelligence.

Capital Total Capital, Tier 1 and TCE/TA Ratios (1) See Appendix for non-GAAP reconciliation 16

Acquisition of Integrity Bancshares ⦁ Houston bank established in 2007 Financial Summary (1) Balance Sheet Data Total Assets ($M) 761.3 ⦁ Over $760 million in total assets as of March 31, 2018 – Total Loans ($M) 683.1 34.0% total asset CAGR since inception Total Deposits ($M) 596.2 Loans to Deposits (%) 114.6 ⦁ Noninterest bearing deposits to total deposits of ~41% Profitability Data (YTD) Net Income ($M) 2.48 ⦁ High performing bank with ROAA, ROAE, and Net Return on Average Assets (%) 1.31 Interest Margin consistently above peers Net Interest Margin (%) 4.53 Efficiency Ratio (%) (2) 53.06 ⦁ Strong ROAA driven by a yield on loans of ~5.5%, and a Asset Quality (%) Nonperforming Assets to Assets (%) 0.88 53% efficiency ratio (2) Reserve to Loans (%) 1.30 Net Charge-offs Avg. Loans (%) — ⦁ Skilled team of experienced bankers ⦁ Attractive market footprint, including branch locations in central Houston, The Woodlands, Katy and Southeast Houston Source: S&P Global Market Intelligence and Integrity Bancshares, Inc. as of March 31, 2018 (1) Data as of and for the quarter ended March 31, 2018 17 (2) Efficiency ratio represents noninterest expense divided by the sum of net interest income and noninterest income

Continued Houston Expansion • Integrity’s Central Houston/downtown headquarters Pro Forma Houston Footprint provides for close proximity and easy access to the central business district • New market expansion into Katy and Southeast Houston • Immediate accretion to earnings per share; tangible book value earnback of less than 1.5 years • Pro forma, Independent will be ranked 9th in deposit market share in the Houston MSA amongst Texas-based banks Houston MSA(1) Deposit Market Share 2017 2017 2017 2017 Deposits Market Rank Texas Institutions Branches ($M) Share (%) 1 Prosperity Bancshares Inc. 58 5,029 2.15 2 Cullen/Frost Bankers Inc. 35 4,404 1.88 3 Woodforest Financial Grp Inc. 103 3,347 1.43 4 Comerica Inc. 48 3,166 1.35 5 Cadence Bancorp. 10 3,096 1.32 6 Texas Capital Bancshares Inc. 2 2,539 1.09 7 Allegiance Bancshares Inc. 16 2,125 0.91 8 Green Bancorp Inc. 13 1,916 0.82 Pro Forma 14 1,661 0.71 9 CBTX Inc. 16 1,324 0.57 10 Post Oak Bancshares Inc. 12 1,114 0.48 12 Independent Bank Group Inc. 10 1,013 0.43 17 Integrity Bancshares Inc. 4 648 0.28 Source: S&P Global Market Intelligence (1) Houston MSA includes Houston, The Woodlands and Sugar Land; Texas headquartered banks only 18 Note: Deposit data as of June 30, 2017 per FDIC filings

Acquisition Terms and Merger Multiples Aggregate Deal Value $178.1 million (1) Shares Issued 2,072,131 shares of IBTX stock Aggregate Cash Consideration $31,600,000 Consideration Structured as 80% stock / 20% cash Minimum Tangible Common Equity $84 million required at close Approval Requirements Integrity Bancshares shareholders, as well as customary regulatory approvals Anticipated Closing Second quarter of 2018 Major Assumptions Cost Saves 35% Loan and OREO Mark $7.9 Million Integrity Bancshares - Transaction Multiples Negotiated Value (2) Current Value (1) $158.0 million $178.1 million Price / Tangible Book Value 1.88x 1.97x Price / LTM Net Income (3) 17.2x 22.8x Price / Est. 2018 Net Income 14.7x 16.5x Core Deposit Premium (4) 12.4% 16.4% (1) Based on an IBTX closing stock price of $70.70 on March 31, 2018 (2) Based on an IBTX stock price of $61.00 (3) LTM net income shown unadjusted for impact of TCJA 19 (4) Core deposits calculated as total deposits less CDs > $100,000

Overview of Guaranty Bancorp (GBNK) Financial Summary(1) • Denver, Colorado headquartered bank established in 1955 and Nasdaq listed in 2005, with 32 branches strategically located Balance Sheet Data along the Front Range, including 14 in the Denver MSA Total Assets ($M) 3,721.7 Total Loans Held for Investment ($M) 2,845.5 • Largest bank operating exclusively in Colorado and the fourth Total Deposits ($M) 3,031.7 largest bank headquartered in the state – ranks second in Colorado deposit market share among banks headquartered in Loans to Deposits (%) 93.9 the state Regulatory Capital • High quality, committed management team and experienced, Tangible Common Equity ($M) 324.8 customer focused lenders Tang. Common Equity / Tang. Assets (%) 8.9 • Strong profitability metrics – core ROAA over 1.20% Total Risk Based Capital Ratio (%) 13.3 • Attractive funding base – over 30% noninterest bearing Profitability Data (LTM) deposits, with a cost of deposits of approximately 30 basis Adjusted Net Income ($M)(2) 43.3 points Adjusted Return on Average Assets (%)(2) 1.22 (2) • Conservative credit culture – five year average net charge-offs Adjusted Return on Average Equity (%) 11.2 to average loans from 2013 to 2017 of 0.05% vs. U.S. Net Interest Margin (%) 3.88 commercial bank industry aggregate of 0.51% Efficiency Ratio 51.9 • Sizable wealth management platform with approximately $1.5 Asset Quality billion in assets under management – provides opportunity for Nonperforming Assets to Assets (%)(3) 0.16 augmentation and scale in Texas metro markets Net Charge-offs to Average Loans (%) 0.04 Source: S&P Global Market Intelligence as of March 31, 2018 (1) Data as of and for the last twelve months ended March 31, 2018 (2) LTM net income reflects adjustment for one-time deferred tax asset revaluation associated with tax legislation of $976 thousand 20 (3) Excludes performing restructured loans

Transaction Summary Guaranty Bancorp (“GBNK”) and bank subsidiary, Merger Partner Guaranty Bank and Trust Company Transaction Value(1) $1.0 billion in aggregate, or $35.37 per share Consideration Mix 100% stock 0.45 IBTX common shares for each share of GBNK common stock, which equates to 13,189,494 shares of Fixed Exchange Ratio IBTX common stock based on the number of shares of GBNK common stock outstanding as of May 21, 2018 Pro Forma Ownership 70% IBTX / 30% GBNK Additions to Paul Taylor (President & CEO of GBNK) and Ed Cordes (Chairman of GBNK) to join IBTX Board of Directors Management / Board Michael Hobbs (President of Guaranty Bank and Trust Company) to serve as Colorado Market CEO for IBTX Required Approvals IBTX and GBNK shareholders, as well as customary regulatory approvals Anticipated Closing Fourth quarter of 2018, subject to regulatory and shareholder approvals and other customary closing conditions 21 (1) Based on an IBTX closing price of $78.60 on May 21, 2018

Significant Scale Along the Front Range Pro Forma Colorado Deposit Market Share Pro Forma Colorado Footprint 2017 2017 2017 CO 2017 Deposits Market Rank HQ Institution Branches ($M) Share (%) 1 Wells Fargo & Co. 159 31,779 24.20 2 * FirstBank Holding Co. 99 14,784 11.26 3 U.S. Bancorp 155 14,620 11.13 4 JPMorgan Chase & Co. 115 12,878 9.81 5 BNP Paribas 75 4,539 3.46 6 KeyCorp 59 4,196 3.19 Pro Forma 40 3,192 2.43 7 * Guaranty Bancorp 32 2,914 2.22 8 * Alpine Banks of Colorado 41 2,892 2.20 9 Lauritzen Corp. 26 2,694 2.05 10 Zions Bancorp. 38 2,646 2.01 11 Pinnacle Bancorp Inc. 43 2,637 2.01 12 * CoBiz Financial Inc. 11 2,361 1.80 13 BBVA 37 2,356 1.79 14 Bank of America Corp. 11 2,090 1.59 15 * National Bank Holdings Corp. 50 1,909 1.45 32 Independent Bk Group Inc. 8 278 0.21 GBNK (32) Top 15 Institutions 951 105,295 80.17 Total For Institutions In Market 1,472 131,337 100.00 IBTX (8) Source: S&P Global Market Intelligence 22 Note: Reflects FDIC deposit data as of June 30, 2017

Attractive Metropolitan Colorado Markets Five Year Projected Population Growth • Demographically attractive markets 8.9% 8.1% • The Denver MSA is the largest in the state, with a 7.7% 6.8% 6.9% 7.1% population of approximately 2.9 million – Ranked fourth among “The Best Places for Business and Careers,” according to Forbes 3.5% – Home to 10 Fortune 500 companies • Greeley was the third fastest growing Greeley Fort Collins Denver Boulder Colorado Texas Nationwide metropolitan area in the country in 2017, MSA MSA MSA MSA according to the Greeley Economic Development Council Five Year Projected Median Household Income Growth 16.8% • Fort Collins is recognized as the business center 12.9% of Northern Colorado and hosts manufacturing 12.2% facilities for major corporations including 9.7% 9.5% 9.5% 8.9% Anheuser-Bush, Broadcom and Intel • Boulder is recognized as the top city in the U.S. for education according to Forbes, and is home to the University of Colorado’s flagship campus, which enrolls approximately 33 thousand students Greeley Fort Collins Denver Boulder Colorado Texas Nationwide MSA MSA MSA MSA 23 Source: S&P Global Market Intelligence, Forbes, Fortune, Greeley Economic Development Council, Fort Collins Chamber of Commerce

Transaction Assumptions and Valuation Cost Savings 37.5% of GBNK noninterest expense (80% realized in 2019, and 100% thereafter) • $28.5 million mark on gross loans (1.00% of gross loans) Mark-to-Market • $7.0 million mark on held-to-maturity securities – 4.5 year amortization Adjustments • $8.9 million unrealized loss on available-for-sale securities – 4.5 year amortization • $5.0 million fixed asset write-up Core Deposit Estimated 2.25% of all non-time deposits, 10 year amortization Intangibles GBNK Transaction Multiples Value as of April 27, 2018(1) Current Value(2) Aggregate Value $969.4 M $1.0 B Per Share $33.07 $35.37 Price / Tangible Book Value 2.98x 3.19x Price / Est. 2018 Earnings per Share(3) 17.3x 18.5x Price / Est. 2019 Earnings per Share(3) 15.9x 17.0x Price / Est. 2019 EPS w/Synergies (3)(4) 11.1x 11.9x Core Deposit Premium 23.1% 25.5% (1) Based on an IBTX closing price of $73.50 on April 27, 2018, the date the parties entered into a letter of intent (2) Based on an IBTX closing price of $78.60 on May 21, 2018 (3) Based on Wall Street analyst consensus EPS estimates 24 (4) Assumes hypothetical 100% realization of noninterest expense synergies

Financial Impact of Acquisitions Estimated Pro Forma Transaction Consequences (1) GBNK Impact 2019 EPS Accretion (80% Cost Saves Realization) (%) ~ 5.1% 2020 EPS Accretion (%) ~ 6.5% 2020 EPS Accretion ($) ~ $0.39 Tangible Book Value per Share Accretion / (Dilution) ~ (4.7%) Tangible Book Value per Share Earnback (Years) ~ 3.1 IBTX Projected Pro Forma Standalone w/ Integrity w/ GBNK Capital Ratios 3/31/2018 6/30/2018 12/31/2018 Tangible Common Equity / Tangible Assets 8.5% 8.5% 8.7% Leverage Ratio 9.2% 9.1% 9.5% Tier 1 Common Risk Based Ratio 9.6% 9.6% 9.8% Tier 1 Risk Based Capital Ratio 10.0% 9.9% 10.3% Total Risk Based Capital Ratio 12.5% 12.1% 12.1% 25 (1) Includes the impact of lost interchange revenue attributable to the Durbin amendment

Transaction Rationale • Premier Colorado franchise delivers an attractive core deposit base and strong profitability • Financially attractive transaction with EPS accretion of approximately 6.5% ‒ Tangible book value earnback of approximately 3 years ‒ IBTX remains well capitalized on a pro forma basis • High quality, committed management team and experienced, customer focused lenders • Significant scale in high-growth, metropolitan markets, including the Denver MSA ‒ Fill in and expansion of the branch footprint along the Colorado Front Range, with locations in the downtown or central business districts of Denver, Fort Collins, Greeley, Longmont and Boulder ‒ Substantially completes our Colorado acquisition strategy • Partnership with the fourth largest bank headquartered in Colorado ‒ GBNK is the largest bank operating exclusively in Colorado ‒ On a pro forma basis, IBTX will be ranked 7th in Colorado deposit market share, and will be the only Texas or Colorado headquartered bank with top 10 deposit market share in both states • Improves IBTX’s noninterest bearing deposits to deposits, cost of deposits and loan to deposit ratio ‒ GBNK noninterest bearing deposits over 30% ‒ GBNK cost of deposits of approximately 30 bps 26

Impact of Potentially Crossing $10 Billion in Assets • We believe we will likely cross the $10 billion threshold as a result of the GBNK acquisition and it is possible we will cross the threshold organically by the fourth quarter of 2018 • We have been proactively planning for this event and continue to invest in the people, processes and systems necessary to operate successfully as a $10+ billion institution • Pro forma for the pending acquisitions of Integrity and GBNK, we estimate annual interchange revenue loss of $5 million attributable to the Durbin amendment • DFAST preparation currently in process with estimated total implementation costs of $2 million, and a total ongoing annual cost of $500,000 to $1 million. Estimate this will be reduced by 50% considering recent passage of the Economic Growth, Regulatory Relief and Consumer Protection Act 27

Experienced Management Team Name / Title Background David R. Brooks -38 years in the financial services industry; 30 years at Independent Bank Chairman of the Board, CEO & President, Director ⦁ -Active in community banking since the early 1980s - led the investor group that acquired Independent Bank in 1988 Daniel W. Brooks ⦁ -35 years in the financial services industry; 29 years at Independent Bank Vice Chairman, Chief Risk Officer, Director ⦁ -Active in community banking since the late 1980s Brian E. Hobart ⦁ -24 years in the financial services industry; 13 years at Independent Bank Vice Chairman, Chief Lending Officer ⦁ -Since 2009 has functioned as Chief Lending Officer of the Company Michelle S. Hickox ⦁ -28 years in the financial services industry; 6 years at Independent Bank EVP, Chief Financial Officer ⦁ -Previously a Financial Services Audit Partner at RSM US LLP -Over 30 years in the financial services industry James C. White -Previously served as EVP/COO of Texas Capital Bank EVP, Chief Operations Officer -12 years in the financial services industry; 7 years at Independent Bank James P. Tippit -Previously functioned as Community Reinvestment Officer of Independent Bank EVP, Corporate Responsibility -Over 35 years experience representing community banks in corporate, regulatory and Mark S. Haynie securities matters EVP, General Counsel -Previously an attorney, President and shareholder at Haynie Rake Repass & Kilmko, P.C., a law firm 28

Appendix 29

APPENDIX Supplemental Information - Non-GAAP Financial Measures (unaudited) Reconciliation of Adjusted Net Income, Adjusted Efficiency Ratio and Adjusted EPS--Quarterly Periods For the Quarters Ended ($ in thousands except per share data) March 31, 2018 December 31, 2017 September 30, 2017 June 30, 2017 March 31, 2017 Net Interest Income - Reported (a) 73,967 75,254 72,857 69,500 47,867 Income recognized on acquired loans (739) (2,463) (905) (572) (123) Adjusted Net Interest Income (b) 73,228 72,791 71,952 68,928 47,744 Provision Expense - Reported (c) 2,695 1,897 1,873 2,472 2,023 Noninterest Income - Reported (d) 9,455 13,579 12,130 10,995 4,583 Gain on sale of loans — — (338) (13) — (Gain) loss on sale of branch — (3,044) 127 — — (Gain) loss on sale of OREO and repossessed assets (60) (876) — 26 — (Loss) gain on sale of securities 224 (72) — (52) — Loss (gain) on sale of premises and equipment 8 6 21 (1) (5) Recoveries on charged off loans acquired (287) (65) (994) (123) — Adjusted Noninterest Income (e) 9,340 9,528 10,946 10,832 4,578 Noninterest Expense - Reported (f) 44,958 49,553 47,904 51,328 28,028 OREO impairment (85) (375) (917) (120) — IPO related stock grant (125) (128) (128) (127) (125) Acquisition expense (974) (6,509) (3,013) (7,278) (459) Adjusted Noninterest Expense (g) 43,774 42,541 43,846 43,803 27,444 Income Tax Expense Reported (1) (h) 6,805 18,190 11,696 8,561 6,728 Adjusted Net Income (2) (b) - (c) + (e) - (g) = (i) 29,231 25,313 24,829 22,746 15,990 Average shares for basic EPS (j) 28,320,792 27,933,201 27,797,779 27,782,584 18,908,679 Average shares for diluted EPS (k) 28,426,145 28,041,371 27,901,579 27,887,485 19,015,810 Adjusted Basic EPS (i) / (j) $ 1.03 $ 0.91 $ 0.89 $ 0.82 $ 0.85 Adjusted Diluted EPS (i) / (k) $ 1.03 $ 0.90 $ 0.89 $ 0.82 $ 0.84 EFFICIENCY RATIO Amortization of core deposit intangibles (l) $ 1,331 $ 1,328 $ 1,409 $ 1,410 $ 492 Reported Efficiency Ratio (f - l) / (a + d) 52.30% 54.29% 54.71% 62.01% 52.50% Adjusted Efficiency Ratio (g - l) / (b + e) 51.40% 50.06% 51.19% 53.15% 51.51% PROFITABILITY Total Average Assets (m) $ 8,675,596 $ 8,702,597 $ 8,726,847 $ 8,478,360 $ 5,880,473 Return on Average Assets (annualized) (a - c + d - f - h) / (m) 1.35% 0.87% 1.07% 0.86% 1.08% Adjusted Return on Average Assets (annualized) (i) / (m) 1.37% 1.15% 1.13% 1.08% 1.10% (1) The reduction of the corporate U.S. statutory tax rate to 21% from 35% as a result of TCJA was effective January 1, 2018. The quarter ended December 31, 2017, includes a $5,528 charge to remeasure deferred taxes as a result of the enactment of the tax reform. (2) Assumes an actual effective tax rate of 19.0% for the quarter ended March 31, 2018. The quarter ended December 31, 2017 excludes the charge to remeasure deferred taxes and assumes the resulting normalized effective tax 30 rate of 33.2% Assumes an actual effective tax rate of 33.2%, 32.1% and 30.0% for the quarters ended September 30, 2017, June 30, 2017 and March 31, 2017, respectively.

APPENDIX Supplemental Information - Non-GAAP Financial Measures (unaudited) Reconciliation of Adjusted Net Income, Adjusted Efficiency Ratio and Adjusted EPS--Annual Periods For the Year Ended December 31, ($ in thousands except per share data) 2017 2016 2015 Net Interest Income - Reported (a) 265,478 183,806 154,098 Income recognized on acquired loans (4,063) (1,765) (1,272) Adjusted Net Interest Income (b) 261,415 182,041 152,826 Provision Expense - Reported (c) 8,265 9,440 9,231 Noninterest Income - Reported (d) 41,287 19,555 16,128 Gain on sale of loans (351) — (116) (Gain) loss on sale of branch (2,917) 43 — Gain on sale of OREO/repossessed assets (850) (62) (290) Gain on sale of securities (124) (4) (134) Loss (gain) on sale of premises and equipment 21 (32) 358 Recoveries on charged off loans acquired (1,182) — — Adjusted Noninterest Income (e) 35,884 19,500 15,946 Noninterest Expense - Reported (f) 176,813 113,790 103,198 Senior leadership restructuring — (2,575) — OREO impairment (1,412) (106) (35) IPO related stock grant (508) (543) (624) Acquisition expense (17,259) (3,121) (3,954) Adjusted Noninterest Expense (g) 157,634 107,445 98,585 Income Tax Expense Reported (h) $ 45,175 $ 26,591 $ 19,011 Adjusted Net Income (1) (b) - (c) + (e) - (g) = (i) 88,878 56,563 41,056 Average shares for basic EPS (j) 25,636,292 18,501,663 17,321,513 Average shares for diluted EPS (k) 25,742,362 18,588,309 17,406,108 Adjusted Basic EPS (i) / (j) $ 3.47 $ 3.06 $ 2.37 Adjusted Diluted EPS (i) / (k) $ 3.45 $ 3.04 $ 2.36 EFFICIENCY RATIO Amortization of core deposit intangibles (l) $ 4,639 $ 1,964 $ 1,555 Reported Efficiency Ratio (f - l) / (a + d) 56.13% 54.99% 59.71% Adjusted Efficiency Ratio (g - l) / (b + e) 51.46% 52.34% 57.49% PROFITABILITY Total Average Assets (m) $ 7,966,421 $ 5,469,542 $ 4,395,552 Return on Average Assets (annualized) (a - c + d - f - h) / (m) 0.96% 0.98% 0.88% Adjusted Return on Average Assets (annualized) (i) / (m) 1.12% 1.03% 0.93% (1) Excludes $5,528 charge to remeasure deferred taxes as a result of the enactment of TCJA and $259 thousand of one-time nondeductible tax expense and assumes the resulting normalized effective tax rate of 32.4% for the year ended December 31, 2017. Assumes actual effective tax rate of 33.2% and 32.6% for the years ended December 31, 31 2016, and 2015, respectively.

APPENDIX Supplemental Information - Non-GAAP Financial Measures (unaudited) Reconciliation of Tangible Common Equity to Tangible Assets ($ in thousands) As of and for the Quarter Ended March 31, 2018 December 31, 2017 December 31, 2016 December 31, 2015 Tangible Common Equity Total common stockholders' equity $ 1,354,699 $ 1,336,018 $ 672,365 $ 603,371 Adjustments: Goodwill (621,458) (621,458) (258,319) (258,643) Core deposit intangibles, net (41,913) (43,244) (14,177) (16,357) Tangible Common Equity $ 691,328 $ 671,316 $ 399,869 $ 328,371 Tangible Assets Total Assets $ 8,811,014 $ 8,684,463 $ 5,852,801 $ 5,055,000 Adjustments: Goodwill (621,458) (621,458) (258,319) (258,643) Core deposit intangibles (41,913) (43,244) (14,177) (16,357) Tangible Assets $ 8,147,643 $ 8,019,761 $ 5,580,305 $ 4,780,000 Tangible Common Equity To Tangible Assets 8.49% 8.37% 7.17% 6.87% 32

Contact Information Corporate Headquarters Analysts/Investors: Independent Bank Group, Inc. Michelle Hickox 1600 Redbud Blvd Executive Vice President and Chief Financial Officer Suite 400 (972) 562-9004 McKinney, TX 75069 mhickox@ibtx.com Mark Haynie Executive Vice President and General Counsel (972) 562-9004 mhaynie@ibtx.com Media: 972-562-9004 Telephone Peggy Smolen 972-562-7734 Fax Marketing & Communications Director www.ibtx.com (972) 562-9004 psmolen@ibtx.com 33

About Us A Standard of Excellence Our unique brand of banking extends from the Gulf Coast of Texas to the Rocky Mountains. We are an $8 billion dollar community- centric institution providing a wide range of relationship-driven commercial banking products and services tailored to meet the needs of businesses, professional organizations, community groups and entrepreneurs. We also offer a full line of personal financial products and services to make banking easy for busy families and individuals. Our Core Values Principled financial decisions ~ Building strong, healthy communities ~ Leading with a courageous heart Resilient Solutions ~ Thriving relationships The Bank provides capital and guidance to foster growth, bring new ideas to life, and energize local businesses. We accomplish these goals by funding projects such as medical facilities, warehouse space, and hospitality and education venues. By developing strong relationships and a deep understanding of your industry, our team offers a proactive approach to business banking. We continue to be named Best Bank within many of the communities we serve. Recently, Independent Bank was named a Community Bankers Cup winner for the fifth consecutive year; a Top 75 Producing Lender Nationwide; a Top 50 Performer by the Dallas Business Journal; and one of the Healthiest Employers in both North Texas and Central Texas. The Bank builds community on two fronts: by helping create economic development and by partnering within the community. It all begins by empowering our employees. We encourage our people to follow their passion and volunteer. And we back that up through formal giving programs. Our Mission To make an impact on the communities we serve through high-performance, purpose-driven banking. 34